PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

MULTI-MANAGER GLOBAL REAL ESTATE FUND

SUPPLEMENT DATED FEBRUARY 23, 2026 TO

PROSPECTUS AND SAI DATED JULY 31, 2025, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of Massachusetts Financial Services Company (“MFS”) as a sub-adviser to the Multi-Manager Global Real Estate Fund (the “Fund”) effective on or about February 23, 2026, and the appointment of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) as a sub-adviser to the Fund effective on or about March 6, 2026. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will manage the portion of the Fund previously managed by MFS. Accordingly, effective February 23, 2026, the Prospectus and SAI are amended as follows:

1.	All references to MFS in the Prospectus and SAI are hereby deleted.

2.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Real Estate Fund – Management” on page 180 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Real Estate Fund. Kelly Finegan, a Senior Vice President of NTI, and Jim Hardman, a Vice President of NTI, have been managers of the Fund since May 2023. Janus Henderson Investors US LLC and Cohen & Steers Capital Management, Inc. (effective on or about March 6, 2026) each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – The Sub-Advisers to the Active M/Multi-Manager Funds – Multi-Manager Global Real Estate Fund” on page 196 of the Prospectus:

COHEN & STEERS CAPITAL MANAGEMENT, INC. (“COHEN & STEERS”) Cohen & Steers will begin to manage a portion of the Fund effective on or about March 6, 2026. Cohen & Steers was founded in 1986 and its principal offices are located at 1166 6th Ave 30th Floor, New York, NY 10036. As of December 31, 2025, Cohen & Steers managed approximately $90.5 billion in assets under management.

4.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Real Estate Fund” on page 93 of the SAI is replaced with the following:

Sub-Advisers
Multi-Manager Global Real Estate Fund	Janus Henderson Investors US LLC (“JHIUS”) Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) (effective on or about March 6, 2026)

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO&SAI NMMGX (2/26)